                                                                  EXHIBIT 10.12


                      AMENDED AND RESTATED PROMISSORY NOTE


$2,000,000                 Nashville, Tennessee               October 31, 1995

                  FOR VALUE RECEIVED, American Retirement Communities, L.P. ("Maker"), a Tennessee limited partnership, promises to pay to the order of First Union National Bank of Tennessee ("Payee"), a national banking association, the sum of Two Million Dollars ($2,000,000), together with interest thereon as provided in that certain Loan Agreement of even date herewith between Maker and Payee (the "Loan Agreement"). Payments of interest in arrears on the outstanding principal balance hereunder shall be made as provided in the Loan Agreement. Additionally, payments of principal in the amount of $100,000 each shall be due and payable on the 10th day of each January, April, July and October during the term hereof. All remaining principal and interest shall be due and payable on October 31, 1997.

                  Interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. The interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to Maker, at the option of the holder of this Note.

                  All amounts due under this Note are payable at par in lawful money of the United States of America, at the principal place of business of Payee in Nashville, Tennessee, or at such other address as the Payee or other holder hereof (herein "Holder") may direct.

                  To the maximum extent permitted under applicable law, any payment not made within fifteen (15) days of its due date will be subject to assessment of a late charge equal to five percent (5%) of such payment. Holder's right to impose a late charge does not evidence a grace period for the making of payments hereunder.

                  The occurrence of any Event of Default under the Loan Agreement shall constitute an Event of Default hereunder. Upon the occurrence of an Event of Default, as so defined, Holder may, at its option and without notice, declare all principal and interest provided for under this Note, and any other obligations of Maker to Holder, to be presently due and payable, and Holder may enforce any remedies available to Holder under any documents securing or evidencing debts of Maker to Holder. Holder may waive any Event of Default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent Event of Default, this right being a continuing one. Following the occurrence of an Event of Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the highest rate permissible under applicable law.

                  All amounts received for payment of this Note shall be first applied to any expenses due Holder under this Note or under any other documents evidencing or securing obligations of Maker to Holder, then to accrued interest, and finally to the reduction of principal. Prepayment of principal or accrued interest may be made, in whole or in part, only as provided in the Loan Agreement. Any prepayment(s) shall reduce the final payment(s) and shall not reduce or defer installments next due.




                               Page 1 of 2 Pages

                  This Note may be freely transferred by Holder.

                  Maker and all sureties, guarantors, endorsers and other parties to this instrument hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship.

                  Maker and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys' fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby or to protect Holder's interest in any collateral securing the same.

                  The validity and construction of this Note shall be determined according to the laws of Tennessee applicable to contracts executed and performed within that state. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

                  The provisions of this Note may be amended or waived only by instrument in writing signed by the Holder and Maker and attached to this Note.

                  Words used herein indicating gender or number shall be read as context may require.

                  This Amended and Restated Promissory Note is given in renewal and restatement, and not in extinguishment, of the obligations of Maker reflected by that certain Promissory Note in the original principal amount of $2,000,000 executed by Maker in favor of Payee on June 23, 1995 (the "Original Note"). All liens, guaranties, assignments and security interests securing the Original Note are hereby ratified, confirmed, renewed, extended and brought forward as security for this Note, in addition to and cumulative of all other security.

                                     AMERICAN RETIREMENT COMMUNITIES, L.P.

                                     By:  American Retirement Communities LLC,
                                          General Partner


                                          By: /s/
                                              --------------------------------

                                          Title:
                                                ------------------------------



                               Page 2 of 2 Pages

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED PROMISSORY NOTE


                  This First Amendment to Amended and Restated Promissory Note is dated as of June 11, 1996 by and between AMERICAN RETIREMENT COMMUNITIES, L.P. ("Borrower"), a Tennessee limited partnership, and FIRST UNION NATIONAL BANK OF TENNESSEE ("Lender"), a national banking association.


                              W I T N E S S E T H:

                  WHEREAS, Borrower and Lender entered into that certain $2,000,000 Amended and Restated Promissory Note dated October 31, 1995 (the "Note"); and

                  WHEREAS, Borrower and Lender wish to amend the Note and certain particulars;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

                  1. The Note is hereby further amended by deleting the reference in the upper left hand corner to $2,000,000 on page one (1) and inserting therefore reference to $2,950,000.

                  2. The Note is hereby further amended by deleting the reference to $2,000,000 in the third line of paragraph 1 thereof and substituting therefore the phrase "Two Million Nine Hundred Fifty Thousand Dollars ($2,950,000)." It being the intent of the Borrower and Lender to increase the amount of the indebtedness evidenced by the Note from the present principal balance of $1,800,000 by the sum of $1,150,000 to $2,950,000.

                  3. The Promissory Note is hereby amended by deleting the final two sentences of the first paragraph on page 1 thereof and substituting therefore the following:

                           Additionally, payments of principal in the amount of $160,000.00 each shall be due and payable on the 10th day of each January, April, July and October during the term hereof. All remaining principal and interest shall be due and payable on October 31, 1997.

                  EXECUTED the date first written above.

                         FIRST UNION NATIONAL BANK OF TENNESSEE


                         By: /s/
                            ---------------------------------------------
                         Title:
                               -----------------------------------------



                         AMERICAN RETIREMENT COMMUNITIES, L.P.

                         BY: AMERICAN RETIREMENT COMMUNITIES, L.L.C., G.P.



                         By: /s/
                            ---------------------------------------------
                         Title:
                               -----------------------------------------

                              SECOND AMENDMENT TO
                      AMENDED AND RESTATED PROMISSORY NOTE


                  This Second Amendment to Amended and Restated Promissory Note is dated as of February 18, 1997 by and between AMERICAN RETIREMENT COMMUNITIES, L.P. ("Borrower"), a Tennessee limited partnership, and FIRST UNION NATIONAL BANK OF TENNESSEE ("Lender"), a national banking association.


                              W I T N E S S E T H:

                  WHEREAS, Borrower and Lender entered into that certain $2,000,000 Amended and Restated Promissory Note dated October 31, 1995, as amended by that First Amendment to Promissory Note dated as of June 11, 1996 (as amended, the "Note"); and

                  WHEREAS, Borrower and Lender wish to further amend the Note in certain particulars;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

                  1. The Note is hereby amended by deleting the final sentence of the first paragraph on page 1 thereof and substituting therefore the following:

                     All remaining principal and interest shall be due and payable on April 30, 1998.

                  2. As amended hereby, the Note remains in full effect, and all agreements among the parties with respect to the subject hereof are represented fully in this Amendment and the other written documents among the parties. The validity, construction and enforcement hereof shall be determined according to the substantive laws of the State of Tennessee.

                  EXECUTED as of the date first written above.


                                 FIRST UNION NATIONAL BANK OF TENNESSEE



                                By: /s/
                                   ---------------------------------------------
                                Title:
                                      -----------------------------------------

                            AMERICAN RETIREMENT COMMUNITIES, L.P.

                            BY: AMERICAN RETIREMENT COMMUNITIES, L.L.C., G.P.

                            By: /s/
                               ---------------------------------------------
                            Title:
                                  -----------------------------------------